UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 27, 2004

Portal Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25829	77-0369737
(Commission File Number)	(IRS Employer Identification No.)

10200 South De Anza Blvd, Cupertino, California	95104
(Address of Principal Executive Offices)	(Zip Code)

(408) 572-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On August 27, 2004, Robert Wayman resigned from the Board of Directors (the “Board”) of the Registrant. A copy of the press release issued by the Registrant announcing Mr. Wayman’s resignation is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In addition, on August 18, 2004, Robert Bond joined the Board and on August 20, 2004, Robert Eulau and Karen Riley joined the Board. Mr. Eulau will also sit on the Registrant’s Audit Committee. On July 16, 2004 George Goldsmith resigned from the Board.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release, dated August 27, 2004, announcing the resignation of Robert Wayman from the Board of Directors of the Registrant.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTAL SOFTWARE, INC.

Date: September 2, 2004	By:	/s/ Larry Bercovich
Name: Larry Bercovich
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 27, 2004, announcing the resignation of Robert Wayman from the Board of Directors of the Registrant.